UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 4, 2021 (November 4, 2021)

Trinity Place Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08546	22-2465228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Madison Avenue, New York, New York 10173

(Address of Principal Executive Offices) (Zip Code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value Per Share	TPHS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 4, 2021, Trinity Place Holdings Inc. (the “Company”) filed a prospectus supplement to a Registration Statement on Form S-3 (Registration No. 333-235276) relating to the Company’s previously announced rights offering pursuant to which the Company is distributing to holders of its common stock, at no charge, non-transferable subscription rights to purchase shares of the Company’s common stock. Each stockholder will receive 0.075118 subscription rights for each share of common stock held of record as of 5:00 p.m., New York time on November 3, 2021. The Company is distributing subscription rights exercisable for up to 2,650,000 shares of common stock.

The total number of subscription rights issued to each stockholder will be rounded down to the nearest whole number. Each whole subscription right will entitle a stockholder of record to purchase one share of common stock at a subscription price equal to $1.90 per share.

The subscription rights may be exercised at any time during the subscription period, which will commence on November 5, 2021. The subscription rights will expire if they are not exercised by 5:00 p.m., New York time, on December 3, 2021, unless the Company extends the rights offering period. Stockholders who fully exercise their basic subscription privilege will be entitled to subscribe for additional shares of common stock not purchased by other stockholders through their basic subscription privilege, subject to proration.

The Company expects to mail subscription certificates evidencing the subscription rights and a copy of the prospectus supplement for the rights offering to stockholders as of the record date beginning on or about November 5, 2021.

This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The rights offering will be made only by means of a prospectus supplement, copies of which will be mailed to all eligible record date shareholders and can be accessed through the SEC’s website at www.sec.gov. A copy of the prospectus supplement may also be obtained from the information agent, D.F. King & Co., Inc., toll free at (800) 848-2998 or e-mail at tphs@dfking.com. Additional information regarding the rights offering is set forth in the prospectus supplement filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Exhibit Description

4.1	Form of Rights Certificate

8.1	Opinion of Kramer Levin Naftalis & Frankel LLP as to certain tax matters

23.1	Consent of Kramer Levin Naftalis & Frankel LLP (included as part of Exhibit 8.1)

99.1	Form of Instructions for Use of Trinity Place Holdings Inc. Subscription Rights Certificates

99.2	Form of Letter to Stockholders who are Record Holders

99.3	Form of Letter to Nominees

99.4	Form of Letter to Clients

99.5	Form of Beneficial Owner Election Form

99.6	Form of Nominee Holder Certification

99.7	Form of Notification of 4.75% Holder Form

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY PLACE HOLDINGS INC.

Date: November 4, 2021	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer